                                                                     EXHIBIT 4.1

                      SPECIMEN OF COMMON STOCK CERTIFICATE

                                     (FRONT)



NUMBER                                                                    SHARES

C

                          (WCA WASTE CORPORATION LOGO)

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                                                 SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS

                                                               CUSIP 92926K 10 3

THIS CERTIFIES THAT




is the registered holder of


      FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE $0.01 PER SHARE, OF


                              WCA WASTE CORPORATION

transferable only on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and held subject to the laws of the State of Delaware and to the Certificate of Incorporation and Bylaws of the Corporation, and any amendments thereto, copies of which are on file with the Corporation and the Transfer Agent, to all of which the holder by acceptance hereof assents. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:



/s/ Tom J. Fatjo, III                    /s/ Jerome M. Kruszka                    COUNTERSIGNED AND REGISTERED:
SENIOR VICE PRESIDENT  (CORPORATE SEAL)  PRESIDENT AND CHIEF                        CONTINENTAL STOCK TRANSFER &
- FINANCE AND                            OPERATING OFFICER                        TRUST COMPANY
SECRETARY                                                                                         TRANSFER AGENT
                                                                                                   AND REGISTRAR
                                                                                  BY

                                                                                            AUTHORIZED SIGNATURE

                                    (REVERSE)

                              WCA WASTE CORPORATION

         The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof of the Corporation and the qualifications, limitations or restrictions of such preferences and/or rights. Such request may be made to the Secretary of the Corporation or to the Transfer Agent named on the face hereof.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -  as tenants in common               UNIF GIFT MIN ACT -        Custodian
TEN ENT -  as tenants by the entireties                           -------          ----------
JT TEN  -  as joint tenants with right of                         (Cust)             (Minor)
           survivorship and not as tenants    under Uniform Gifts to Minors Act
           in common                                                            -------------
                                                                                    (State)

     Additional abbreviations may also be used though not in the above list.

         For Value Received, ____________________________ hereby sell, assign and transfer unto

         PLEASE INSERT SOCIAL SECURITY OR OTHER
              IDENTIFYING NUMBER OF ASSIGNEE


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              |                            |
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  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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__________________________________________________________________________Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _____________________________________Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated:
        -------------------
                                            X
                                            ------------------------------------
                                                        (SIGNATURE)
NOTICE: The signature(s) to this
Assignment must correspond with
the name(s) as written upon the             X
face of the certificate in every            ------------------------------------
particular, without alteration or                       (SIGNATURE)
enlargement, or any change whatever.


Signature(s) Guaranteed by:


-------------------------------------------
THE SIGNATURE(S) SHOULD BE GUARANTEED BY
AN ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
AND CREDIT UNIONS WITH MEMBERSHIP IN AN
APPROVED SIGNATURE GUARANTEE MEDALLION
PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.